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                         DATED       26 June       1997
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                   RANDGOLD & EXPLORATION COMPANY LIMITED        (1)

                                      and

                         RANDGOLD RESOURCES LIMITED              (2)

                         --------------------------

                                   LICENCE

                         --------------------------

                                 Norton Rose
                                   London

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THIS AGREEMENT is made on the 26 June 1997 BETWEEN:

(1) RANDGOLD & EXPLORATION COMPANY LIMITED (No. 92/05642/06) of 5 Press Avenue, Selby, Johannesburg, South Africa ("R&E"); and

(2) RANDGOLD RESOURCES LIMITED (No 62686) of La Motte Chambers, La Motte Street, St. Helier, Jersey, JE1 1BJ, Channel Islands ("RRL").

IT IS AGREED as follows:

1    DEFINITIONS

1.1  References herein to clauses are references to clauses of this Deed.

1.2  The headings to clauses shall not affect their interpretation.

1.3 Unless the context otherwise requires, words denoting the singular shall include the plural and vice versa.

2     GRANT

2.1 For consideration of US$1 now paid by RRL to R&E (receipt of which is hereby acknowledged), R&E hereby grants to RRL an irrevocable non-exclusive royalty-free licence to the fullest extent it is able to continue to use the word "Randgold" anywhere in the world.

2.2 If for any reason R&E ceases to use the word "Randgold" at any time or removes it from its corporate name, it shall for a consideration of US$1, assign absolutely all its rights and interest in the word "Randgold".

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2.3   R&E undertakes that it will, at the request of RRL, execute or procure the execution of any document or do any such act which may be necessary to allow the recordal of the rights granted to RRL by this Agreement.

3     R&E WARRANTIES

3.1   R&E warrants that:

      (a) it is not aware of any present or proposed litigation concerning the word "Randgold" relating to its use of such word by RRL or R&E; and

      (b) it is not aware of any claim that the use of the "Randgold" name infringes the rights of any third party anywhere in the world.

3.2 R&E undertakes to RRL that for as long as R&E or any of its subsidiaries have the word "Randgold" in its or their corporate names, R&E will either use its reasonable endeavours to protect and maintain the "Randgold" name in the countries in which is so used or will notify RRL of any infringement of the "Randgold" name of which R&E becomes aware. In such event, RRL may, at RRL's cost and against RRL furnishing R&E with an indemnity reasonably acceptable to R&E, take steps to prevent such infringement in R&E's name and R&E shall provide such advice and assistance as RRL may reasonably require.

3.3 R&E undertakes to RRL that it shall not, nor shall it grant to any third party a licence to, use the "Randgold" name for the purpose of gold mining (including exploration and prospecting or any other associated or ancillary purpose) in the continent of Africa (but excluding the Republic of South Africa and the Republic of Namibia).

3.4 It is expressly agreed that R&E does not warrant, represent or undertake that it has the right to use the name "Randgold" in any country in which such name is not registered by or on behalf of R&E and/or its subsidiaries.

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4     NO PARTNERSHIP OR AGENCY

4.1 Nothing in this Agreement shall be deemed to constitute a partnership between the parties or constitute one party being the agent of the other for any purpose or entitle either party to commit or bind the other party in any manner.

5     GOVERNING LAW

5.1 This Agreement shall be governed by and construed in accordance with the laws of England and the parties hereby submit to the non-exclusive jurisdiction of the English courts.

5.2 Nothing in this clause 5 shall limit the right of any party to take proceedings in any manner permitted by law or in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdictions whether concurrently or not.

5.3 Each of R&E and RRL hereby appoint Norose Service Company Limited of Kempson House, Camomile Street, London EC3A 7AN as their respective agent for service of process.

IN WITNESS whereof the parties have caused this Agreement to be executed on the day and year first above written.

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SIGNED by                             )

for and on behalf of                  )

RANDGOLD & EXPLORATION                )

COMPANY LIMITED                       )     /s/ [ILLEGIBLE]
                                            _____________________
in the presence of: Andrew McCluggage       Director
                    Norton Rose

SIGNED by                             )

for and on behalf of                  )

RANDGOLD RESOURCES LIMITED            )     /s/ [ILLEGIBLE]
                                            _____________________
in the presence of: Andrew McCluggage       Director
                    Norton Rose